Exhibit 10.43

April 22, 2004
Mr. Fred Solomon
Director, Procurement
Daimler Chrysler Corporation
800 Chrysler Drive
Auburn Hills, MI 48326-2757

Dear Fred:

This letter will confirm the DaimlerChrysler Corporation (DCC) and American Axle & Manufacturing, Inc. (AAM) agreement bringing closure to the current * * * issue, Plan * * * CPV volume/mix capacity, sourcing of the driveline components for * * * and * * * program * * *, and new business opportunities for AAM.

1) * * *Closure

    a)     AAM shall determine and will provide DCC with a * * * on the * * * axles totaling * * * annually effective* * *. AAM shall determine and will provide DCC with a * * * totaling * * *annually effective * * *.

    b)     AAM will provide DCC with * * * over * * *. A payment of * * * will be made * * *, a payment of * * * will be made * * *, and * * * each will be made * * * beginning in * * * and ending in* * *.

    c)     AAM will provide DCC * * * over * * *. Annual * * * of * * * will be made * * * beginning in * * *. Such * * * will be * * * DCC * * * and * * *, the * * * and * * * and * * * by * * *.

            i.     If DCC * * * the * * * business identified for any reason, then AAM will * * * for * * * associated with this subparagraph 1 (c).

            ii.    In the event that the * * * identified is * * * and * * *, then AAM’s * * *obligation shall be * * * until * * * and * * * has occurred.

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    d)     AAM shall determine and will provide to DCC * * * on the * * * totaling * * * effective with the * * * of the * * * program and an * * * effective * * * after the first full calendar year of the * * * program.

    e)     DCC and AAM will continue to work cooperatively on joint MCM cost reduction initiatives.

    f)      If DCC desires to * * *, AAM will * * *on the * * * to * * * including but not limited to * * * and other * * *.

    g)     AAM agrees to * * * as outlined in * * * and DCC agrees that AAM will * * * associated with any * * * on * * * with DCC * * *, and * * * for the * * * unless developed as * * * and * * * agreed to by AAM and DCC.

    h)     DCC acknowledges that AAM * * * of commercial * * * and DCC will * * * AAM * * *.

    i)      DCC and AAM agree that no * * * are * * * on * * * supplied by AAM to DCC unless * * * and * * * to by AAM and DCC.

    j)      DCC agrees that AAM * * * and * * * valued * * * prior to * * * that was * * * and not * * * AAM’s * * *.

2) * * *Volume/Mix Capacity

    AAM and DCC agree to the following with respect to current capacity programs:

    a)     DCC will * * * AAM for * * * the Plan * * * CPV’s from * * * at the AAM * * * of  * * *and * * *.

    b)     AAM will * * * charges * * * shipments * * * Plan * * * CPV * * * until * * *. Such * * * are estimated to be* * *. DCC will * * * with * * * as part of AAM’s * * * proposal.

            i.     AAM will submit a * * * to DaimlerChrysler for the * * *described * * * by * * * for all * * * through * * * and forecast through * * *.

            ii.    DaimlerChrysler will issue a purchase order * * * to AAM by * * *.

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            iii.   AAM will provide * * * to DCC, * * * of the * * * and the * * *AAM as outlined in * * *, by * * *.

    c)     DCC shall capacitize AAM to the appropriate volume/mix and maintain schedules not to exceed AAM stated flex capacity (CPV) and total * * *.

    d)     DCC will pay AAM * * * for the tooling associated with the * * * capacity. AAM will * * * DCC * * * within * * * after receipt * * * from DCC * * *.

3) * * * Program Sourcing

   DCC hereby sources the following programs to AAM as the * * * supplier of * * * and other components (excluding * * *) currently supplied by AAM to DCC for the life of each of the following programs:

    a)     DCC hereby sources to AAM as set forth above * * * programs (i.e. * * *, other).

            i.    Pricing for * * * products shall be based upon * * *.

            ii.   Pricing for * * * products will be based on DCC and AAM working cooperatively together to minimize the cost of these products to the mutual satisfaction of both organizations based on an agreed upon design direction.

            iii.   AAM will work cooperatively with DCC should DCC choose to review AAM’s cost competitiveness through a market competitiveness assessment as part of the program development process. AAM will be competitive for these products in the areas of * * *.

    b)     DCC hereby sources to AAM * * * the * * * program and * * * program and * * *.

            i.     * * *

                1.  Prices for the * * * will be the prices at the * * * of the * * * ordered by DCC. AAM will be * * * in the areas of * * *.

            ii.    * * *

                1.  Prices will be established at the * * * program through a * * * with respect to * * * with AAM * * *.

                2.  DCC and AAM will establish a * * * procedure.

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            iii.   * * * Program Performance Requirements

                1.   AAM will work together with DCC and have * * * as DCC establishes * * * performance requirements * * * in support of the DCC vehicle target setting process.

                2.   AAM will work cooperatively with DCC should DCC choose to * * * through a * * * as part of the program development process of the * * *.

    c)     If DCC determines in good faith that AAM is not competitive in the areas of * * * AAM will make the appropriate * * *.

4) * * * Commercial and Technical Issues

   DCC and AAM agree that by * * *, both parties will * * * any * * * commercial and technical issues and mutually agree upon a program plan for * * * supplied by AAM and * * *.

5) New Business

    a)     DCC * * * AAM * * * and will provide AAM with a good faith opportunity to quote and earn future new business.

    b)     DCC will designate AAM as a cooperative engineering design/development and the prototype source for a * * * December 31, 2004. DCC will * * * AAM the * * * for the aforementioned * * * program * * *.

            i.     AAM and DCC agree to conduct an engineering/purchasing management review of AAM’s capabilities to support the * * * in support of * * *. DCC will make a good faith effort to review and qualify AAM’s engineering and manufacturing capabilities in support of the * * * program.

            ii.    In the event that * * * program * * * is designated by DCC * * *, DCC will provide AAM * * * for the * * * consisting of any combination of * * *, and/or * * * as applicable for the designated program.

            iii.    If * * * or * * * program cannot be * * * and agreed to * * *, AAM will * * * to * * * any * * * and beyond as identified * * * until * * * program * * *. Also, * * * will not be incorporated until an * * * is agreed upon.

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        iv.    Any * * * associated with the aforementioned designation as the design/development/prototype source, * * * in the event AAM is * * * production business, will be * * * by a Program Specific Application Engineering letter prior to AAM commencing work on the program.

            v.    DCC and AAM will establish a * * * procedure.

6. Conflicts

In the event the terms and conditions of this Agreement conflict with the terms and conditions of any other agreement or purchase order between DCC and AAM, the terms and conditions of this Agreement shall control, unless such provision is expressly amended in writing signed by both DCC and AAM

If this agreement accurately reflects our understanding, please provide written acceptance of this proposal.

Sincerely,

/s/ David C. Dauch

David C. Dauch
Senior Vice President,
Sales, Marketing and Driveline Division

cc:  T. Heim
   S. Proctor
   B. McKenna

***  Any text removed pursuant to AAM's confidential treatment request is being separately submitted with the U.S. Securities and Exchange Commission and is marked "***" herein.

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June 11, 2004

Mr. Mark Kozma
Daimler Chrysler Corporation
800 Chrysler Drive
Auburn Hills, MI 48326-2757

Dear Mark,

The following amends and replaces Section 1, sub-item C in its entirety, from the April 22, 2004 agreement between Daimler Chrysler Corporation (DCC) and American Axle & Manufacturing, Inc. (AAM)

    C)     AAM will provide DCC with * * * . The * * * of * * * will be * * * on* * *. The * * * will be * * * on * * *.

        i)     In accordance with Section 4, AAM will * * * source for the * * *, the * * *, and the * * *.

        ii)    Prices for the above * * * will be * * * according to the pricing information provided by DCC to AAM on * * *, and the effective date of the * * * to be * * *.

        iii)    * * * thru joint MCM cost reduction initiatives
         * * * thru joint MCM cost reduction initiatives

        iv)    DCC agrees to support AAM to the fullest extent possible in the timely validation and approval of all the * * * /process engineering changes * * *. Since the aforementioned piece price adjustment and lump sum payments address the * * * requirements, there will not be any * * * associated with the implementation of these product/process revisions.

        v)     AAM will support a dual path approach for the * * * and * * * for the * * * application.

/s/ Stephen N. Jeske

Stephen N. Jeske
Director of Sales
American Axle and Manufacturing Inc.

***  Any text removed pursuant to AAM's confidential treatment request is being separately submitted with the U.S. Securities and Exchange Commission and is marked "***" herein.

DaimlerChrysler Logo

DaimlerChrysler Corporation
Procurement and Supply

May 7, 2004

Mr. David C. Dauch
Senior Vice President
American Axle & Manufacturing, Inc.
Sales, Marketing, and Driveline Division
1840 Holbrook
Detroit, MI 48212

Dear David:

This letter is to confirm DaimlerChrysler’s acceptance of American Axle & Manufacturing’s * * * proposal as outlined in your letter dated April 22, 2004. As we have discussed, DaimlerChrysler agrees to work with American Axle & Manufacturing to grow and strengthen our relationship and will evaluate American Axle & Manufacturing’s performance to expectations based on the overall rating for the defined performance parameters.

DaimlerChrysler looks forward to enhancing its relationship with American Axle & Manufacturing for the mutual benefit of our two companies.

Sincerely,

/s/ Fred M. Solomon

Fred M. Solomon
Director Powertrain Procurement

DaimlerChrysler Corporation
800 Chrysler Drive CIMS 484-01-20
Auburn Hills, MI USA 48326-2757

A Company Of The DaimlerChrysler Group

***  Any text removed pursuant to AAM's confidential treatment request is being separately submitted with the U.S. Securities and Exchange Commission and is marked "***" herein.